[LOGO] ING FUNDS

                                                                       (d)(1)(i)

March 5, 2008

Todd Modic
Senior Vice President
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258

     Pursuant to the Amended Investment Management Agreement dated April 1, 2004 between ING Series Fund, Inc. and ING Investments, LLC (the "Agreement") we hereby notify you of our intention to retain you as Manager to render investment advisory services to ING Global Income Builder Fund and ING Tactical Asset Allocation Fund (the "Funds"), each a newly established series of ING Series Fund, Inc., effective March 5, 2008. Upon your acceptance, the Agreement will be modified to give effect to the foregoing as indicated on the Amended Schedule A of the Agreement. The Amended Schedule A, with the annual investment management fees indicated for the Funds, is attached to the letter.

     Please signify your acceptance to act as Manager for the Funds by signing below where indicated.

                                               Very sincerely,


                                               /s/ Kimberly A. Anderson
                                               ---------------------------------
                                               Kimberly A. Anderson
                                               Senior Vice President
                                               ING Series Fund, Inc.

ACCEPTED AND AGREED TO:
ING Investments, LLC


By: /s/ Todd Modic
    -----------------------------
    Todd Modic
    Senior Vice President

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000       ING Series Fund, Inc.
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

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                               AMENDED SCHEDULE A

                               with respect to the

                     AMENDED INVESTMENT MANAGEMENT AGREEMENT

                                     between

                              ING SERIES FUND, INC.

                                       and

                              ING INVESTMENTS, LLC

                                                                Annual Investment Management Fee
Series                                       Effective Date   (as a percentage of daily net assets)
------------------------------------------   --------------   -------------------------------------
Brokerage Cash Reserves                                             0.200% on first $1 billion
                                                                    0.190% on next $2 billion
                                                                      0.180% over $3 billion

ING 130/30 Fundamental Research Fund                               0.800% on first $500 million
                                                                   0.750% on next $500 million
                                                                      0.700% over $1 billion

ING Money Market Fund                                              0.400% on first $500 million
                                                                   0.350% on next $500 million
                                                                    0.340% on next $1 billion
                                                                    0.330% on next $1 billion
                                                                      0.300% over $3 billion

ING Balanced Fund                                                  0.750% on first $500 million
                                                                    0.675% on next $500 million
                                                                      0.650% over $1 billion

ING Growth and Income Fund                                         0.700% on first $250 million
                                                                   0.650% on next $250 million
                                                                    0.625% on next $250million
                                                                   0.600% on next $1.25 billion
                                                                      0.550% over $2 billion

ING Global Income Builder Fund                March 5, 2008            0.08% on all assets

                                      -2-

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
                                                                Annual Investment Management Fee
Series                                       Effective Date   (as a percentage of daily net assets)
------------------------------------------   --------------   -------------------------------------
ING Global Science and Technology Fund                             1.050% on first $500 million
                                                                   1.025% on next $500 million
                                                                      1.000% over $1 billion

ING Growth Fund                                                    0.700% on first $250 million
                                                                   0.650% on next $250 million
                                                                   0.625% on next $250 million
                                                                   0.600% on next $1.25 billion
                                                                      0.550% over $2 billion

ING Index Plus LargeCap Fund                                       0.450% on first $500 million
                                                                   0.425% on next $250 million
                                                                   0.400% on next $1.25 billion
                                                                      0.375% over $2 billion

ING Index Plus MidCap Fund                                         0.450% on first $500 million
                                                                   0.425% on next $250 million
                                                                   0.400% on next $1.25 billion
                                                                      0.375% over $2 billion

ING Index Plus SmallCap Fund                                       0.450% on first $500 million
                                                                   0.425% on next $250 million
                                                                   0.400% on next $1.25 billion
                                                                      0.375% over $2 billion

ING International Equity Fund                                      0.850% on first $250 million
                                                                   0.800% on next $250 million
                                                                   0.775% on next $250 million
                                                                   0.750% on next $1.25 billion
                                                                      0.700% over $2 billion

ING Small Company Fund                                             0.850% on first $250 million
                                                                   0.800% on next $250 million
                                                                   0.775% on next $250 million
                                                                   0.750% on next $1.25 billion
                                                                      0.725% over $2 billion

ING Strategic Allocation Conservative Fund                         0.800% on first $500 million
                                                                   0.775% on next $500 million
                                                                   0.750% on next $500 million
                                                                   0.725% on next $500 million
                                                                      0.700% over $2 billion

                                      -3-

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
                                                                Annual Investment Management Fee
Series                                       Effective Date   (as a percentage of daily net assets)
------------------------------------------   --------------   -------------------------------------
ING Strategic Allocation Growth Fund                               0.800% on first $500 million
                                                                   0.775% on next $500 million
                                                                   0.750% on next $500 million
                                                                   0.725% on next $500 million
                                                                      0.700% over $2 billion

ING Strategic Allocation Moderate Fund                             0.800% on first $500 million
                                                                   0.775% on next $500 million
                                                                   0.750% on next $500 million
                                                                   0.725% on next $500 million
                                                                      0.700% over $2 billion

ING Tactical Asset Allocation Fund            March 5, 2008            0.45% on all assets

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